EXHIBIT A ADOPTION AGREEMENT - 1 - July 2026 Terms used but not defined herein shall have the meaning set forth in the CBRE Deferred Compensation Plan. 1.01 PREAMBLE By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)] (a) adopts a new plan as of [month, day, year] (b) amends and restates its existing plan as of January 1, 2026 [month, day, year] which is the Amendment Restatement Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Restatement Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Restatement Date. Original Effective Date: April 15, 2012 [month, day, year] Pre-409A Grandfathering: Yes No 1.02 PLAN Plan Name: CBRE Deferred Compensation Plan Plan Year: January 1 – December 31____________ 1.03 PLAN SPONSOR Name: CBRE Services, Inc. Address: 2121 N. Pearl St., Suite 300, Dallas, TX 75201 Phone # : EIN: 52-1616016 Fiscal Yr: Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market? Yes No Exhibit 10.1

- 2 - July 2026 1.04 EMPLOYER The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan (insert “Not Applicable” if none have been authorized): Entity Publicly Traded on Est. Securities Market Yes No CBRE Group, Inc. All direct and indirect subsidiaries of CBRE Group, Inc. 1.05 ADMINISTRATOR The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan: Name: Chief Executive Officer of CBRE Services, Inc. or a committee consisting of three or more individuals selected by the Chief Executive Officer of CBRE Services, Inc. Address: Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator. 1.06 KEY EMPLOYEE DETERMINATION DATES The Employer has designated as the Identification Date for purposes of determining Key Employees. In the absence of a designation, the Identification Date is December 31. The Employer has designated as the effective date for purposes of applying the six month delay in distributions to Key Employees. In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

- 3 - July 2026 2.01 PARTICIPATION (a) Employees [complete (i), (ii) or (iii)] (i) Eligible Employees are selected by the Employer. (ii) Eligible Employees are those employees of the Employer who satisfy the following criteria: A select group of management or highly compensated employees as determined each year by the Administrator (iii) Employees are not eligible to participate. (b) Directors [complete (i),(ii),or (iii)] (i) All Directors are eligible to participate. (ii) Only Directors selected by the Administrator each year are eligible to participate. (iii) Directors are not eligible to participate. (c) Effective as of January 1, 2019, Qualified Real Estate Agents as selected by the Administrator each year are eligible to participate

- 4 - July 2026 3.01 COMPENSATION For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]: (a) Compensation is defined as: Base Compensation Bonuses (excluding: (1) a Bonus that relates to services performed in or before the year in which the applicable deferral election is made, and (2) any production or retention Bonus that is associated with the repayment of a loan previously made to a Participant by the Employer) Commissions (b) Compensation as defined in [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year. (c) Director Compensation is defined as: Annual Retainer Committee Chair Fees (including Lead Independent Director Fee, as applicable) (d) Compensation shall, for all Plan purposes, be limited to $ . (e) Not Applicable. 3.02 BONUSES Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election: Type Will be treated as Performance Based Compensation Yes No Bonuses

- 5 - July 2026 Not Applicable. 4.01 PARTICIPANT CONTRIBUTIONS If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d). (a) Amount of Deferrals A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and / or “percentage amount”. (i) Compensation Other than Bonuses [do not complete if you complete (iii)] Type of Remuneration Dollar Amount % Amount Increment Min Max Min Max (a) Base Compensation 1% 50% 1% (b) Commissions 1% 50% 1% (c) Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%. (ii) Bonuses [do not complete if you complete (iii)] Type of Bonus Dollar Amount % Amount Increment Min Max Min Max (a) Bonuses 1 100% 1% (b) (c) (iii) Compensation [do not complete if you completed (i) and (ii)] Dollar Amount % Amount Increment Min Max Min Max (iv) Director Compensation Type of Compensation Dollar Amount % Amount Increment Min Max Min Max Annual Retainer 1% 100% 1% Committee Chair Fees (if applicable) 1% 100% 1% Other:

- 6 - July 2026 (b) Election Period (i) Performance Based Compensation A special election period Does Does Not apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement. The special election period, if applicable, will be determined by the Employer. (ii) Newly Eligible Participants An employee who is classified or designated as an Eligible Employee during a Plan Year May May Not elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan. (c) Revocation of Deferral Agreement A Participant’s deferral agreement Will Will Not be cancelled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer to the extent necessary to satisfy the requirements of Reg. Sec. 1.401(k)-1(d)(3). If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan. (d) No Participant Contributions Participant contributions are not permitted under the Plan.

- 7 - July 2026 5.01 EMPLOYER CONTRIBUTIONS If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c). (a) Matching Contributions (i) Amount For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]: (A) [insert percentage] of the Compensation the Participant has elected to defer for the Plan Year (B) An amount determined by the Employer in its sole discretion (C) Matching Contributions for each Participant shall be limited to $ and/or % of Compensation. (D) Other: (E) Not Applicable [Proceed to Section 5.01(b)] (ii) Eligibility for Matching Contribution A Participant who defers Compensation for the Plan Year shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]: (A) Describe requirements: (B) Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions (C) No requirements

- 8 - July 2026 (iii) Time of Allocation Matching Contributions, if made, shall be treated as allocated [select one]: (A) As of the last day of the Plan Year (B) At such times as the Employer shall determine in it sole discretion (C) At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant (D) Other: (b) Other Contributions (i) Amount The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]: (A) An amount equal to [insert number] % of the Participant’s Compensation (B) An amount determined by the Employer in its sole discretion (C) Contributions for each Participant shall be limited to $ (D) Other: (E) Not Applicable [Proceed to Section 6.01]

- 9 - July 2026 (ii) Eligibility for Other Contributions A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]: (A) Describe requirements: (B) Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions (C) No requirements (iii) Time of Allocation Employer contributions, if made, shall be treated as allocated [select one]: (A) As of the last day of the Plan Year (B) At such time or times as the Employer shall determine in its sole discretion (C) Other: (c) No Employer Contributions Employer contributions are not permitted under the Plan.

- 10 - July 2026 6.01 DISTRIBUTIONS The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies. (a) Timing of Distributions (i) All distributions shall commence in accordance with the following [choose one]: (A) As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d). (B) Monthly on specified day ___ [insert day] (C) Annually on specified month and day [insert month and day] (D) Calendar quarter on specified month and day [ month of quarter (insert 1,2 or 3); __ day (insert day)] (ii) The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of: (A) Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for ___6___ months [insert number of months]. (B) Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases. (C) Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]: (D) Not applicable.

- 11 - July 2026 (b) Distribution Events Participants may elect one of the following payment events and the associated form or forms of payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5,7,9). Lump Sum Installments (i) Specified Date x 2-5 years (ii) Specified Age years (iii) Separation from Service _____ _____ years (iv) Separation from Service plus 6 months x 2-5 years (v) Separation from Service plus months [not to exceed months] years (vi) Retirement years (vii) Retirement plus 6 months years (viii) Retirement plus months [not to exceed months] years (ix) Disability years (x) Death years (xi) Change in Control years The minimum deferral period for Specified Date or Specified Age event shall be two (2) years. Installments may be paid [select each that applies] Monthly Quarterly Annually (c) Specified Date and Specified Age elections may not extend beyond age Not Applicable [insert age or “Not Applicable” if no maximum age applies].

- 12 - July 2026 (d) Payment Election Override Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]: EVENTS FORM OF PAYMENT Separation from Service plus six months Lump sum Installments Separation from Service before Retirement plus six (6) months x Lump sum Installments Death Lump sum Installments Disability Lump sum Installments Not Applicable The provisions of this Section 6.01(d) shall not apply to Participants who are non- employee Directors. (e) Involuntary Cashouts If the Participant’s vested Account at the time of his Separation from Service does not exceed $ distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan. There are no involuntary cashouts. (f) Retirement Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]: Attainment of age 62 and completion of ten (10) years of service (using the elapsed time method from date of hire) No special definition of Retirement applies.

- 13 - July 2026 (g) Distribution Election Change A Participant Shall Shall Not be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan. A Participant shall generally be permitted to elect such modification _____ number of times. Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision. (h) Frequency of Elections The Plan Sponsor Has Has Not Elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

- 14 - July 2026 7.01 VESTING (a) Matching Contributions The Participant’s vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule: Years of Service Vesting % 0 (insert ‘100’ if there is immediate vesting) 1 2 3 4 5 6 7 8 9 Other: Class year vesting applies. Not applicable. (b) Other Employer Contributions The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule: Years of Service Vesting % 0 (insert ‘100’ if there is immediate vesting) 1 2 3 4 5 6 7 8 9 Other: Class year vesting applies. Not applicable.

- 15 - July 2026 (c) Acceleration of Vesting A Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events: [select the ones that are applicable]: (i) Death (ii) Disability (iii) Change in Control (iv) Eligibility for Retirement (v) Other: (vi) Not applicable. (d) Years of Service (i) A Participant’s Years of Service shall include all service performed for the Employer and Shall Shall Not include service performed for the Related Employer. (ii) Years of Service shall also include service performed for the following entities: (iii) Years of Service shall be determined in accordance with (select one) (A) The elapsed time method in Treas. Reg. Sec. 1.410(a)-7 (B) The general method in DOL Reg. Sec. 2530.200b-1 through b-4 (C) The Participant’s Years of Service credited under [insert name of plan] (D) Other: (iv) Not applicable.

- 16 - July 2026 8.01 UNFORESEEABLE EMERGENCY (a) A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24: Will Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01] be allowed. (b) Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year: Will Will Not be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan. 9.01 INVESTMENT DECISIONS Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]: (a) The Participant or his Beneficiary (b) The Employer 10.01 TRUST The Employer [select one]: Does Does Not intend to establish a rabbi trust as provided in Article 11 of the Plan.

- 17 - July 2026 11.01 TERMINATION UPON CHANGE IN CONTROL The Plan Sponsor Reserves Does Not Reserve the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7. 11.02 AUTOMATIC DISTRIBUTION UPON CHANGE IN CONTROL Distribution of the remaining vested balance of each Participant’s Account Shall Shall Not automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7. 11.03 CHANGE IN CONTROL A Change in Control for Plan purposes includes the following [select each definition that applies]: (a) A change in the ownership of the Employer as described in Section 9.7(c) of the Plan. (b) A change in the effective control of the Employer as described in Section 9.7(d) of the Plan. (c) A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan. (d) Not Applicable. 12.01 GOVERNING STATE LAW The laws of Delaware shall apply in the administration of the Plan to the extent not preempted by ERISA.

EXECUTION PAGE - 18 - July 2026 The Plan Sponsor has caused this Adoption Agreement to be executed on Date: 7/23/2026 PLAN SPONSOR: CBRE Services, INC. By: Name: Paul Hawtin Title: Chief People Officer

- 19 - July 2026 APPENDIX A SPECIAL EFFECTIVE DATES The plan document effective April 15, 2012, as amended prior to January 1, 2019, is hereby incorporated by reference as if fully rewritten herein.